POWER OF ATTORNEY


               KNOW ALL MEN BY THESE PRESENTS that the undersigned constitutes and appoints Steven C. Ramsey his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of International Murex Technologies Corporation, a British Columbia corporation, for the year ended December 31, 1996, any or all amendments and supplements, to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the Nasdaq National Market System, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

               DATED March 18, 1997
                          ----


                                        /s/ C. Robert Cusick
                                        -----------------------------
                                             C. Robert Cusick

                                  POWER OF ATTORNEY


               KNOW ALL MEN BY THESE PRESENTS that the undersigned constitutes and appoints Steven C. Ramsey his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of International Murex Technologies Corporation, a British Columbia corporation, for the year ended December 31, 1996, any or all amendments and supplements, to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the Nasdaq National Market System, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

               DATED March 18, 1997
                          ----




                                    /s/ F. Michael P. Warren
                                   ---------------------------------
                                        F. Michael P. Warren

                                  POWER OF ATTORNEY


               KNOW ALL MEN BY THESE PRESENTS that the undersigned constitutes and appoints Steven C. Ramsey his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of International Murex Technologies Corporation, a British Columbia corporation, for the year ended December 31, 1996, any or all amendments and supplements, to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the Nasdaq National Market System, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

               DATED March 18, 1997
                          ----



                                    /s/ J. Trevor Eyton
                                   --------------------------------
                                        J. Trevor Eyton

                                  POWER OF ATTORNEY


               KNOW ALL MEN BY THESE PRESENTS that the undersigned constitutes and appoints Steven C. Ramsey his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of International Murex Technologies Corporation, a British Columbia corporation, for the year ended December 31, 1996, any or all amendments and supplements, to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the Nasdaq National Market System, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

               DATED March 19, 1997
                          ----




                                    /s/ Thomas L. Gavin
                                   --------------------------------
                                        Thomas L. Gavan

                                  POWER OF ATTORNEY


               KNOW ALL MEN BY THESE PRESENTS that the undersigned constitutes and appoints Steven C. Ramsey his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of International Murex Technologies Corporation, a British Columbia corporation, for the year ended December 31, 1996, any or all amendments and supplements, to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the Nasdaq National Market System, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

               DATED March 18, 1997
                          ----



                                    /s/ Norbert J. Gilmore
                                   --------------------------------
                                        Norbert J. Gilmore

                                  POWER OF ATTORNEY


               KNOW ALL MEN BY THESE PRESENTS that the undersigned constitutes and appoints Steven C. Ramsey his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of International Murex Technologies Corporation, a British Columbia corporation, for the year ended December 31, 1996, any or all amendments and supplements, to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the Nasdaq National Market System, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

               DATED March 19, 1997
                          ----


                                        /s/ Hartland M. MacDougall
                                        -----------------------------
                                             Hartland M. MacDougall

                                  POWER OF ATTORNEY


               KNOW ALL MEN BY THESE PRESENTS that the undersigned constitutes and appoints Steven C. Ramsey his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of International Murex Technologies Corporation, a British Columbia corporation, for the year ended December 31, 1996, any or all amendments and supplements, to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the Nasdaq National Market System, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

               DATED March 18, 1997
                          ----




                                    /s/ Jay A. Lefton
                                   ---------------------------------
                                        Jay A. Lefton

                                  POWER OF ATTORNEY


               KNOW ALL MEN BY THESE PRESENTS that the undersigned constitutes and appoints Steven C. Ramsey his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of International Murex Technologies Corporation, a British Columbia corporation, for the year ended December 31, 1996, any or all amendments and supplements, to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the Nasdaq National Market System, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

               DATED March 18, 1997
                          ----



                                    /s/ Stanley E. Read
                                   --------------------------------
                                        Stanley E. Read

                                  POWER OF ATTORNEY


               KNOW ALL MEN BY THESE PRESENTS that the undersigned constitutes and appoints Steven C. Ramsey his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of International Murex Technologies Corporation, a British Columbia corporation, for the year ended December 31, 1996, any or all amendments and supplements, to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the Nasdaq National Market System, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

               DATED March 18, 1997
                          ----




                                    /s/ Victor A. Rice
                                   --------------------------------
                                        Victor A. Rice